Exhibit 99.2

Vixarelimab (KPL - 716) Phase 2a Prurigo Nodularis Data April 2020 Every Second Counts!™

Summary of Vixarelimab Phase 2a Study Prurigo Nodularis 2 Enrolled and treated 49 patients with moderate - to - severe prurigo nodularis (mean PN - IGA of 3.4) experiencing moderate - to - severe pruritus (mean WI - NRS score of 8.3) • Randomized 1:1 to receive a loading dose of vixarelimab 720 mg (n=23) or placebo (n=26) subcutaneous (SC) followed by vixarelimab 360 mg or placebo SC weekly • Data includes 49 subjects through the 8 - week treatment period Primary Efficacy Endpoint: percent change versus baseline in weekly - average WI - NRS at Week 8 (using the last observation carried forward analysis) Topline Observations: • Least squares - mean change from baseline in weekly - average WI - NRS at Week 8 was - 50.6% in vixarelimab recipients compared to - 29.4% in placebo recipients (mean difference 21.1%; p=0.035) • Median change from baseline in weekly - average WI - NRS at Week 8 was - 69.8% in vixarelimab recipients compared to - 36.1% in placebo recipients • 30.4% of vixarelimab recipients achieved a PN - IGA score of 0/1 at Week 8 compared to 7.7% of placebo recipients (p=0.032) • 52.2% of vixarelimab recipients demonstrated a ≥ 4 - point reduction in weekly - average WI - NRS at Week 8 compared to 30.8% of placebo recipients (p=0.109) • In this Phase 2a trial, vixarelimab was well - tolerated by all subjects and no dose - limiting adverse experiences were observed. There were no serious adverse events or atopic dermatitis flares WI - NRS = Worst - Itch Numeric Rating Scale PN - IGA = prurigo nodularis - investigator’s global assessment

# Vixarelimab Phase 2a Trial in Prurigo Nodularis

## Phase 2a Proof-of-Concept

**Objective:** Assess pruritus reduction

**Dose:** 720 mg SC loading dose -->360 mg single SC QW thereafter

**Primary Efficacy Endpoint :** % change from baseline in weekly average Worst Itch-Numeric Rating Scale (WI-NRS)


Treatment Period – 8 weeks
Randomization
Screening Period
1:1
Vixarelimab
Placebo

**Inclusion Criteria**

- Male or female aged 18 to 75 years, inclusive, at the time of consent
- Have a physician-documented diagnosis of prurigo nodularis that is confirmed by review of medical photography during the Screening Period. Duration of prurigo nodularis (since the time of first PN nodule) must be at least 6 months from the time of first PN nodule to Day 1, as affirmed by the subject
- Have at least 10 nodules of approximately 0.5 to 2 cm at the Screening Visit and Day 1. The nodules must be pruritic and present on at least 2 different anatomical locations (not be localized), involve the extremities, with extensor extremity involvement greater than the flexor extremity involvement. Nodules on the head (face and scalp) are not counted as an anatomical location for eligibility criteria. There must be normal appearing skin present in between nodules with the exception of atopic dermatitis. Each arm, each leg, and trunk are considered different anatomical locations
- Subject has moderate to severe pruritus, defined as WI-NRS ≥ 7 at the Screening Visit and a mean weekly WI-NRS ≥ 5 for each of the 2 consecutive weeks immediately prior to randomization
- Patients were required to stop antihistamines and topical treatments, including corticosteroids, for at least two weeks prior to dosing
- Prurigo nodularis treatments, other than study drug, were not allowed except for rescue

3

KINIKSA

Baseline Characteristics General Characteristics* Vixarelimab (n=23) Placebo (n=26) Total (n=49) Age (Mean Years) 52 64 58 Sex (Male/Female) 10/13 10/16 20/29 Race White (n) 65.2% (15) 80.8% (21) 73.5% (36) Black or African American (n) 21.7% (5) 11.5% (3) 16.3% (8) Asian (n) 8.7% (2) 0 4.1% (2) American Indian or Alaska Native (n) 0 3.8% (1) 2.0% (1) Multiple (n) 4.3% (1) 0 2.0% (1) Other (n) 0 3.8% (1) 2.0% (1) 4 * mITT Analysis Set

5 Clinical Findings at Baseline: History of Atopy 65.2 4.3 4.3 69.2 3.8 7.7 Presence of Atopy, % Historical Asthma, % Historical Atopic Dermatitis, % % of Subjects 5 8.7 8 Weekly Average WI - NRS ( mean) PN - IGA (mean) WI - NRS Score Vixarelimab Placebo Baseline Characteristics Clinical Findings at Baseline: WI - NRS & PN - IGA 5 0 75 0 10 3.3 3.5 0 4 PN - IGA Score

Vixarelimab (KPL - 716) Phase 2 Study Showed a Statistically Significant Reduction in Mean Weekly - Average WI - NRS Versus Placebo Median change from baseline in weekly - average WI - NRS at Week 8 was - 69.8% 6 0 1 2 3 4 5 6 7 8 -70% -60% -50% -40% -30% -20% -10% 0% Weeks % C h a n g e f r o m B a s e l i n e Mean % Change in Weekly Average WI-NRS KPL-716 Placebo * * * * * * * denotes p < 0.05 0 1 2 3 4 5 6 7 8 -70% -60% -50% -40% -30% -20% -10% 0% Weeks % C h a n g e f r o m B a s e l i n e Median % Change in Weekly Average WI-NRS KPL-716 Placebo WI - NRS = Worst - Itch Numeric Rating Scale LS = least squares - 29.4% - 50.6% P=0.035 - 36.1% - 69.8% LS - Mean % Change in Weekly Average WI - NRS Median % Change in Weekly Average WI - NRS

The Majority of Vixarelimab (KPL - 716) Recipients Showed a Clinically Meaningful ≥4 - Point WI - NRS Reduction 7 WI - NRS = Worst - Itch Numeric Rating Scale 52.2% 30.8%

The Majority of Vixarelimab (KPL - 716) Recipients Showed a Clinically Meaningful ≥4 - Point WI - NRS Reduction BL Wk 1 Wk 2 Wk 3 Wk 4 Wk 5 Wk 6 Wk 7 Wk 8 -100% -80% -60% -40% -20% 0% 20% Trial Week % C h a n g e i n W e e k l y A v e r a g e W I - N R S KPL-716 Per Subject Plots 4 Point Responder = Yes 4 Point Responder = No BL Wk 1 Wk 2 Wk 3 Wk 4 Wk 5 Wk 6 Wk 7 Wk 8 -100% -80% -60% -40% -20% 0% 20% Trial Week % C h a n g e i n W e e k l y A v e r a g e W I - N R S Placebo Per Subject Plots 4 Point Responder = Yes 4 Point Responder = No 8 WI - NRS = Worst - Itch Numeric Rating Scale

Disease Severity Response: Significantly More Vixarelimab (KPL - 716) Recipients Attained A Clear/Almost Clear Lesion Score by Week 8 Versus Placebo BL Wk 2 Wk 4 Wk 6 Wk 8 0 10 20 30 40 50 60 70 80 90 Trial Week % o f S u b j e c t s PN-IGA Score of 0 or 1 & a ³2 Point Reduction KPL-716 Placebo * * * denotes p < 0.05 BL Wk 2 Wk 4 Wk 6 Wk 8 0 10 20 30 40 50 60 70 80 90 Trial Week % o f S u b j e c t s ³1 Point Change in PN-IGA KPL-716 Placebo ** * denotes p < 0.05 7.7% 9 PN - IGA = prurigo nodularis - investigator’s global assessment 30.4%, p = 0.032

Concordant Effect of Vixarelimab (KPL - 716) on PN - IGA and Pruritus KPL-716 Placebo 0% 20% 40% 60% 80% 100% % o f S u b j e c t s % of IGA 0-1 Subjects with ³4 Point Change in WI-NRS KPL-716 Placebo 0% 20% 40% 60% 80% 100% % o f S u b j e c t s % of Subjects with ³4 Point Change in WI-NRS and an IGA of 0-1 85.7% of the subjects who achieved 0 - 1 on the PN - IGA scale were also 4 - point responders on WI - NRS vs. none for placebo 50% of the subjects who had a clinically meaningful reduction in itch by week 8 also had an PN - IGA score of 0 - 1 vs. none for placebo 10 WI - NRS = Worst - Itch Numeric Rating Scale PN - IGA = prurigo nodularis - investigator’s global assessment n=8 n=12 n=7 n=2

Representative Images of Nodule Resolution at Week 8 in Two Vixarelimab - Treated Subjects 11 Subject 1 Subject 2 Day 1 Week 8 WI - NRS = 8.43 PN - IGA = 4 WI - NRS = 1.67 PN - IGA = 1 WI - NRS = 9.29 PN - IGA = 4 WI - NRS = 0 PN - IGA = 2

Vixarelimab was Well - Tolerated in Prurigo Nodularis Phase 2a Study 12 Vixarelimab (n=23) Placebo (n=26) Any AE (n) 82.6% (19) 65.4% (17) TEAE (n) 82.6% (19) 65.4% (17) Drug - Related TEAE (n) 39.1% (9) 30.8% (8) Serious TEAE 0 0 Drug - Related Serious TEAE 0 0 TEAE Leading to Treatment Discontinuation 0 0 Drug - Related TEAE Leading to Treatment Discontinuation 0 0 Serious TEAE Leading to Treatment Discontinuation 0 0 Drug - Related Serious TEAE Leading to Treatment Discontinuation 0 0 TEAE Leading to Death 0 0 AE = adverse event TEAE = treatment emergent adverse event

Vixarelimab was Well - Tolerated in Prurigo Nodularis Phase 2a Study 13 System Organ Class Preferred Term Vixarelimab (n=23) Placebo (n=26) Infections and Infestations (n) 30.4% (7) 46.2% (12) Upper Respiratory Tract Infection (n) 17.4% (4) 3.8% (1) Nasopharyngitis (n) 4.3% (1) 7.7% (2) Gastroenteritis Viral (n) 4.3% (1) 0 Influenza (n) 4.3% (1) 0 Postoperative Wound Infection (n) 4.3% (1) 0 Subcutaneous Abscess (n) 4.3% (1) 0 Urinary Tract Infection (n) 0 11.5% (3) Bronchitis (n) 0 3.8% (1) Cellulitis (n) 0 3.8% (1) Eczema Impetiginous (n) 0 3.8% (1) Herpes Simplex (n) 0 3.8% (1) Otis Media (n) 0 3.8% (1) Skin Infection (n) 0 3.8% (1) Tooth Abscess (n) 0 3.8% (1)

Vixarelimab was Well - Tolerated in Prurigo Nodularis Phase 2a Study 14 System Organ Class Preferred Term Vixarelimab (n=23) Placebo (n=26) Skin and Subcutaneous Tissue Disorders 26.1% (6) 15.4% (4) Eczema Nummular 4.3% (1) 3.8% (1) Pruritus 4.3% (1) 3.8% (1) Dermatitis Allergic 4.3% (1) 0 Idiopathic Angioedema 4.3% (1) 0 Night Sweats 4.3% (1) 0 Urticaria 4.3% (1) 0 Skin Burning Sensation 0 7.7% (2) Neurodermatitis 0 3.8% (1)

Summary of Vixarelimab Phase 2a Study Prurigo Nodularis 15 Enrolled and treated 49 patients with moderate - to - severe prurigo nodularis (mean PN - IGA of 3.4) experiencing moderate - to - severe pruritus (mean WI - NRS score of 8.3) • Randomized 1:1 to receive a loading dose of vixarelimab 720 mg (n=23) or placebo (n=26) subcutaneous (SC) followed by vixarelimab 360 mg or placebo SC weekly • Data includes 49 subjects through the 8 - week treatment period Primary Efficacy Endpoint: percent change versus baseline in weekly - average WI - NRS at Week 8 (using the last observation carried forward analysis) Topline Observations: • Least squares - mean change from baseline in weekly - average WI - NRS at Week 8 was - 50.6% in vixarelimab recipients compared to - 29.4% in placebo recipients (mean difference 21.1%; p = 0.035) • Median change from baseline in weekly - average WI - NRS at Week 8 was - 69.8% in vixarelimab recipients compared to - 36.1% in placebo recipients • 30.4% of vixarelimab recipients achieved a PN - IGA score of 0/1 at Week 8 compared to 7.7% of placebo recipients (p = 0.032) • 52.2% of vixarelimab recipients demonstrated a ≥ 4 - point reduction in weekly - average WI - NRS at Week 8 compared to 30.8% of placebo recipients (p = 0.109) • In this Phase 2a trial, vixarelimab was well - tolerated by all subjects and no dose - limiting adverse experiences were observed. There were no serious adverse events or atopic dermatitis flares WI - NRS = Worst - Itch Numeric Rating Scale PN - IGA = prurigo nodularis - investigator’s global assessment

Every Second Counts!™